                                                                    Exhibit 99.1



-------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON _______________, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE").
-------------------------------------------------------------------------------

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE

                          8.875% SENIOR NOTES DUE 2012
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                           FOR ANY AND ALL OUTSTANDING
                          8.875% SENIOR NOTES DUE 2012
                                       OF
                               POLYONE CORPORATION

                                   DELIVER TO:
                      THE BANK OF NEW YORK, EXCHANGE AGENT


By Registered or Certified Mail:          By Hand or Overnight Delivery:         Facsimile Transmission Number:
The Bank of New York                         The Bank of New York               (For Eligible Institutions Only)
20 Broad Street                                 20 Broad Street
New York, New York 10286                  New York, New York 10286
Attention:                                Attention:                              Confirm Receipt of Facsimile
                                                                                          by Telephone:


         Your delivery of this letter of transmittal will not be valid unless you deliver it to one of the addresses, or transmit it to the facsimile number, set forth above. Please carefully read this entire document, including the instructions, before completing this letter of transmittal. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO POLYONE.

         By completing this letter of transmittal, you acknowledge that you have received and reviewed our prospectus dated ________________, 2002 and this letter of transmittal, which together constitute the "Exchange Offer." This letter of transmittal and the prospectus have been delivered to you in connection with PolyOne's offer to exchange $1,000, or integrals thereof, in principal amount at maturity of its 8.875% Senior Notes due 2012, which have been registered under the Securities Act of 1933 (the "Exchange Notes") for $1,000, or integrals thereof, in principal amount at maturity of its outstanding 8.875% Senior Notes due 2012 (the "Outstanding Notes"). Currently, $200,000,000 in principal amount of the Outstanding Notes are issued and outstanding.

         PolyOne reserves the right, at any time or from time to time, to extend this exchange offer at its discretion, in which event the Expiration Date will mean the latest date to which the offer exchange is extended.

         This letter of transmittal is to be completed by the Holder (this term is defined below) of Outstanding Notes if:

                  (1) the Holder is delivering certificates for Outstanding Notes with this document, or

                  (2) the tender of certificates for Outstanding Notes will be made by book-entry transfer to the account maintained by The Bank of New York, the exchange agent, for the Outstanding Notes and the Exchange Notes, at The Depository Trust Company ("DTC") according to the procedures described in the prospectus under the heading "The Exchange Offer--Procedures for Tendering." Please note that delivery of documents required by this letter of transmittal to DTC does not constitute delivery to the exchange agent.

         A Holder may also tender its Outstanding Notes by means of DTC's Automated Tenders Over the Participant Terminal System ("ATOP"), subject to the terms and procedures of that system. If delivery is made through ATOP, the Holder must transmit an agent's message to the exchange account at DTC. The term "agent's message" means a message, transmitted to DTC and received by the exchange agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the Holder agrees to be bound by the letter of transmittal and that PolyOne may enforce the letter of transmittal against the Holder.

         You must tender your Outstanding Notes according to the guaranteed delivery procedures described in this document if:

                  (1) your Outstanding Notes are not immediately available;

                  (2) you cannot deliver your Outstanding Notes, this letter of transmittal and all required documents to the exchange agent on or before the Expiration Date; or

                  (3) you are unable to obtain confirmation of a book-entry tender of your Outstanding Notes into the exchange agent's account at DTC on or before the Expiration Date.

         More complete information about guaranteed delivery procedures is contained in the prospectus under the heading "The Exchange Offer--Guaranteed Delivery Procedures." You should also read Instruction 1 to determine whether or not this section applies to you.

         As used in this letter of transmittal, the term "Holder" means (1) any person in whose name Outstanding Notes are registered on the books of PolyOne,
(2) any other person who has obtained a properly executed bond power from a registered Holder or (3) any person whose Outstanding Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC. If you decide to tender your Outstanding Notes, you must complete this entire letter of transmittal.

         You must follow the instructions in this letter of transmittal--please read this entire document carefully. If you have questions or need help, or if you would like additional copies of the prospectus and this letter of transmittal, you should contact the exchange agent at (212) ___________ or at its address set forth above.

         Please describe your Outstanding Notes below.

----------------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF OUTSTANDING NOTES
----------------------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE PRINCIPAL
                                                                              AMOUNT OF               PRINCIPAL
                  NAME(S) AND                                                OUTSTANDING              AMOUNT OF
                  ADDRESS(ES) OF                                                NOTES                OUTSTANDING
              REGISTERED HOLDERS(S)                    CERTIFICATE          REPRESENTED BY              NOTES
           (PLEASE COMPLETE, IF BLANK)                  NUMBER(S)           CERTIFICATE(S)            TENDERED*
--------------------------------------------------- ------------------- ----------------------- ----------------------

                                                    ------------------- ----------------------- ----------------------

                                                    ------------------- ----------------------- ----------------------

                                                    ------------------- ----------------------- ----------------------

                                                    ------------------- ----------------------- ----------------------

                                                    ------------------- ----------------------- ----------------------
                                                                                TOTAL
--------------------------------------------------- ------------------- ----------------------- ----------------------

* You will be deemed to have tendered the entire principal amount of Outstanding Notes represented in the column labeled "Aggregate Principal Amount of Outstanding Notes Represented by Certificate(s)" unless you indicate otherwise in the column labeled "Principal Amount of Outstanding Notes Tendered."

         If you need more space, list the certificate numbers and principal amount of Outstanding Notes on a separate schedule, sign the schedule and attach it to this letter of transmittal.

[ ] CHECK HERE IF YOU HAVE ENCLOSED OUTSTANDING NOTES WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF YOU WILL BE TENDERING OUTSTANDING NOTES BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT'S ACCOUNT AT DTC.

         COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION (THIS TERM IS DEFINED BELOW):

Name of Tendering Institution
                              --------------------------------------------------
Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------

[ ] CHECK HERE IF YOU ARE DELIVERING TENDERED OUTSTANDING NOTES THROUGH A NOTICE OP GUARANTEED DELIVERY AND HAVE ENCLOSED THAT NOTICE WITH THIS LETTER OF TRANSMITTAL.

         COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION:

Name(s) of Registered Holder(s) of Outstanding Notes:
                                                     --------------------------

-------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------

-------------------------------------------------------------------------------

Window Ticket Number (if available):
                                    -------------------------------------------

-------------------------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
                                             ----------------------------------

-------------------------------------------------------------------------------

Account Number (if delivered by book-entry transfer):
                                                     --------------------------

-------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name of Broker-Dealer:
                      ---------------------------------------------------------

-------------------------------------------------------------------------------

Address to which copies of the Prospectus are to be
delivered:
          ---------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 5 AND 6)

         Complete this section ONLY if: (1) certificates for untendered Outstanding Notes are to be issued in the name of someone other than you; (2) certificates for Exchange Notes issued in exchange for tendered and accepted Outstanding Notes are to be issued in the name of someone other than you; or (3) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.


Issue Certificate(s) to:

Name
    ---------------------------------------------------------------------------
                              (PLEASE PRINT)

Address
       ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 5 AND 6)

         Complete this section ONLY if certificates for untendered Outstanding Notes, or Exchange Notes issued in exchange for tendered and accepted Outstanding Notes are to be sent to someone other than you, or to you at an address other than the address shown above.





Mail and deliver Certificate(s) to:

Name
    ---------------------------------------------------------------------------
                               (PLEASE PRINT)

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)



                   (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9)

Ladies and Gentlemen:

         According to the terms and conditions of the Exchange Offer, I hereby tender to PolyOne Corporation the principal amount of Outstanding Notes indicated above. At the time these notes are accepted by PolyOne, and exchanged for the same principal amount of Exchange Notes, I will sell, assign, and transfer to PolyOne all right, title and interest in and to the Outstanding Notes I have tendered. I am aware that the exchange agent also acts as the agent of PolyOne. By executing this document, I irrevocably appoint the exchange agent as my agent and attorney-in-fact for the tendered Outstanding Notes with full power of substitution to:

                  1. deliver certificates for the Outstanding Notes, or transfer ownership of the Outstanding Notes on the account books maintained by DTC, to PolyOne and deliver all accompanying evidences of transfer and authenticity to PolyOne; and

                  2. present the Outstanding Notes for transfer on the books of PolyOne, receive all benefits and exercise all rights of beneficial ownership of these Outstanding Notes, according to the terms of the Exchange Offer. The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

         I represent and warrant that I have full power and authority to tender, sell, assign and transfer the Outstanding Notes that I am tendering. I represent and warrant that PolyOne will acquire good and unencumbered title to the Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Outstanding Notes will not be subject to any adverse claim at the time PolyOne acquires them. I further represent that:

                  1. any Exchange Notes I will acquire in exchange for the Outstanding Notes I have tendered will be acquired in the ordinary course of business;

                  2. I have not engaged in, do not intend to engage in, and have no arrangement with any person to engage in, a distribution of any Exchange Notes issued to me; and

                  3. I am not an "affiliate" (as defined in Rule 405 under the Securities Act) of PolyOne Corporation.

         I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission ("Commission"). These letters provide that the Exchange Notes issued in exchange for the Outstanding Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of Exchange Notes, unless that person is an "affiliate" of PolyOne within the meaning of Rule 405 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act. The Exchange Notes must be acquired in the ordinary course of the Holder's business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes.

         If I am a broker-dealer that will receive Exchange Notes for my own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), I acknowledge that I will deliver a prospectus in connection with any resale of the Exchange Notes. However, by this acknowledgment and by delivering a prospectus, I will not be deemed to admit that I am an "underwriter" within the meaning of the Securities Act.

         Upon request, I will execute and deliver any additional documents deemed by the exchange agent or PolyOne to be necessary or desirable to complete the assignment, transfer and purchase of the Outstanding Notes I have tendered.

         I understand that PolyOne will be deemed to have accepted validly tendered Outstanding Notes when PolyOne gives oral or written notice of acceptance to the exchange agent.

         If, for any reason, any tendered Outstanding Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Outstanding Notes will be returned to me without charge at the address shown below or at a different address if one is listed under "Special Delivery Instructions." Any unaccepted Outstanding Notes which had been tendered by book-entry transfer will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

         All authority granted or agreed to be granted by this letter of transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution and every obligation under this letter of transmittal is binding upon my heirs, personal representatives, successors and assigns.

         I understand that tenders of Outstanding Notes according to the procedures described in the prospectus under the heading "The Exchange Offer--Procedures for Tendering" and in the instructions included in this document constitute a binding agreement between myself and PolyOne subject to the terms and conditions of the Exchange Offer.

         Unless I have described other instructions in this letter of transmittal under the section "Special Issuance Instructions," please issue the certificates representing Exchange Notes issued and accepted in exchange for my tendered and accepted Outstanding Notes in my name, and issue any replacement certificates for Outstanding Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for tendered and accepted Outstanding Notes and any certificates for Outstanding Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for my tendered and accepted Outstanding Notes in the name(s) of, and/or return any Outstanding Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that if PolyOne does not accept any of the tendered Outstanding Notes for exchange, PolyOne has no obligation to transfer any Outstanding Notes from the name of the registered Holder(s) according to my instructions in the "Special Issuance Instructions" and "Special Delivery Instructions" sections of this document.

                         PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
--------------------------------------------                  -------------------------------------------
                                                                                (Date)

--------------------------------------------                  -------------------------------------------
Signature(s) of Registered Holder(s)                                            (Date)
or Authorized Signatory

Area Code and Telephone Number(s):
---------------------------------------------------------------------------------------------------------

Tax Identification or Social Security Number(s):
---------------------------------------------------------------------------------------------------------

         The above lines must be signed by the registered Holder(s) of Outstanding Notes as their name(s) appear(s) on the certificate for the Outstanding Notes or by person(s) authorized to become registered Holders(s) by a properly completed bond power from the registered Holder(s). A copy of the completed bond power must be delivered with this letter of transmittal. If any Outstanding Notes tendered through this letter of transmittal are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If the signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) state his or her full title below and (2) unless waived by PolyOne, submit evidence satisfactory to PolyOne of such person's authority to act on behalf of the Holder. See Instruction 4 for more information about completing this letter of transmittal.

Name(s):
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Capacity:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Address:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

       Signature(s) Guaranteed by an Eligible Institution, if required by
                                 Instruction 4:

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                     (TITLE)

-------------------------------------------------------------------------------
                                 (NAME OF FIRM)

Dated                               , 2002
      ------------------------------

                 Please complete the Substitute Form W-9 below.

                       PAYOR'S NAME: THE BANK OF NEW YORK

----------------------------------------------------- ------------------------- --------------------------------------
                     SUBSTITUTE                       PART 1 - PLEASE
                      FORM W-9                        PROVIDE YOUR TIN IN THE
               Department of Treasury                 BOX AT RIGHT              ------------------------------------
              Internal Revenue Service                AND CERTIFY BY SIGNING    Social Security Number
                                                      AND DATING BELOW:

                                                                                OR


                                                                                ------------------------------------
                                                                                Employer Identification Number
                                                      ------------------------- --------------------------------------
                                                      PART 2 - Certification - Under Penalties of Perjury, I certify that:

             Payer's Request for Taxpayer             (1)  The number shown on this form is my correct TIN (or I am
            Identification Number ("TIN")             waiting for a number to be issued to me) and
                    Certification
 ---------------------------------------------------- (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                                      ----------------------------------------------------------------
                                                      PART 3 - Awaiting TIN  [ ]
----------------------------------------------------- ----------------------------------------------------------------
CERTIFICATION INSTRUCTIONS - You must cross out item (2) in the box above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature                                                              Date                                     , 2002
          ------------------------------------------------------------      -----------------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE:    IF YOU DO NOT COMPLETE AND RETURN THIS FORM YOU MAY BE SUBJECT TO BACKUP WITHHOLDING OF 30% OF PAYMENTS MADE
         TO YOU UNDER THIS EXCHANGE OFFER. FOR MORE INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
         CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3.

----------------------------------------------------------------------------------------------------------------------

                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30%
of all reportable payments made to me thereafter will be withheld until I provide a number.

--------------------------------------------------------     --------------------------------------------------------
                       Signature                                                      Date
----------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
                     PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. The tendered Outstanding Notes or a confirmation of book-entry delivery, as well as a properly completed and executed copy or facsimile of this letter of transmittal or an agent's message through ATOP and any other required documents must be received by the exchange agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date. YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, POLYONE RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR OUTSTANDING NOTES TO POLYONE.

         If you wish to tender your Outstanding Notes, but:

                  (a) your Outstanding Notes are not immediately available;

                  (b) you cannot deliver your Outstanding Notes, this letter of transmittal and all required documents to the exchange agent before the Expiration Date; or

                  (c) you are unable to complete the book-entry tender procedure before the Expiration Date,

you must tender your Outstanding Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the prospectus titled "The Exchange Offer--Guaranteed Delivery Procedure" for more complete information. As used in this letter of transmittal, an "Eligible Institution" is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule 17Ad-15 of the Exchange Act.

         For a tender made through the guaranteed delivery procedure to be valid, the exchange agent must receive a properly completed and executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date. The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must:

                  (a) state your name and address;

                  (b) list the certificate numbers and principal amounts of the Outstanding Notes being tendered;

                  (c) state that tender of your Outstanding Notes is being made through the Notice of Guaranteed Delivery; and

                  (d) guarantee that this letter of transmittal, or a facsimile of it, the certificates representing the Outstanding Notes, or a confirmation of DTC book-entry transfer, and all other required documents will be deposited with the exchange agent by the Eligible Institution within three New York Stock Exchange trading days after the Expiration Date.

         The exchange agent must receive your Outstanding Notes certificates, or a confirmation of DTC book entry, in proper form for transfer, this letter of transmittal and all required documents within three New York Stock Exchange trading days after the Expiration Date or your tender will be invalid and may not be accepted for exchange.

         PolyOne has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Outstanding Notes, and its decision will be final and binding. PolyOne's interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this letter of transmittal and in the prospectus under the heading "The Exchange Offer--Conditions," will be final and binding on all parties.

         PolyOne has the absolute right to reject any or all of the tendered Outstanding Notes if:

                  (1)      the Outstanding Notes are not properly tendered; or

                  (2) in the opinion of counsel, the acceptance of those Outstanding Notes would be unlawful.

         PolyOne may also decide to waive any conditions, defects or invalidity of tender of Outstanding Notes and accept such Outstanding Notes for exchange. Any defect or invalidity in the tender of Outstanding Notes that is not waived by PolyOne must be cured within the period of time set by PolyOne.

         It is your responsibility to identify and cure any defect or invalidity in the tender of your Outstanding Notes. Your tender of Outstanding Notes will not be considered to have been made until any defect is cured or waived. Neither PolyOne, the exchange agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Outstanding Notes. As soon as reasonably possible after the Expiration Date, the exchange agent will return to the Holder tendering any Outstanding Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

         2. TENDER BY HOLDER. You must be a Holder of Outstanding Notes in order to participate in the Exchange Offer. If you are a beneficial holder of Outstanding Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this letter of transmittal on his, her or its behalf. Before completing and executing this letter of transmittal and delivering the registered Holder's Outstanding Notes, you must either make appropriate arrangements to register ownership of the Outstanding Notes in your name, or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Outstanding Notes may take a long period of time.

         3. PARTIAL TENDERS. If you are tendering less than the entire principal amount of Outstanding Notes represented by a certificate, you should fill in the principal amount you are tendering in the third column of the box entitled "Description of Outstanding Notes." The entire principal amount of Outstanding Notes listed on the certificate delivered to the exchange agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire principal amount of all Outstanding Notes is not tendered, a certificate will be issued for the principal amount of those untendered Outstanding Notes not tendered.

         Unless a different address is provided in the appropriate box on this letter of transmittal, certificate(s) representing Exchange Notes issued in exchange for any tendered and accepted Outstanding Notes will be sent to the registered Holder at his or her registered address, promptly after the Outstanding Notes are accepted for exchange. In the case of Outstanding Notes tendered by book-entry transfer, any untendered Outstanding Notes and any Exchange Notes issued in exchange for tendered and accepted Outstanding Notes will be credited to accounts at DTC.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

- If you are the registered Holder of the Outstanding Notes tendered with this document, and are signing this letter of transmittal, your signature must match exactly with the name(s) written on the face of the Outstanding Notes. There can be no alteration, enlargement or change in your signature in any manner. If certificates representing the Exchange Notes, or certificates issued to replace any Outstanding Notes you have not tendered are to be issued to you as the registered Holder, do not endorse any tendered Outstanding Notes, and do not provide a separate bond power.

- If you are not the registered Holder, or if Exchange Note or any replacement Outstanding Note certificates will be issued to someone other than you, you must either properly endorse the Outstanding Notes you have tendered or deliver with this letter of transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

- If you are signing this letter of transmittal but are not the registered Holder(s) of any Outstanding Notes listed on this document under the "Description of Outstanding Notes," the Outstanding Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Outstanding Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

- If this letter of transmittal, any Outstanding Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, offices of corporations or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing. Unless waived by PolyOne, evidence satisfactory to PolyOne of that person's authority to act must be submitted with this letter of transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

- All signatures on this letter of transmittal must be guaranteed by an Eligible Institution unless one of the following situations apply:

         - If this letter of transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered with this letter of transmittal and such Holder(s) has not completed the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions;" or

         - If the Outstanding Notes are tendered for the account of an Eligible Institution.

         5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If different from the name and address of the person signing this letter of transmittal, you should indicate, in the applicable box or boxes, the name and address where Outstanding Notes issued in replacement for any untendered or tendered but unaccepted Outstanding Notes should be issued or sent. If replacement Original Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

         6. TRANSFER TAXES. PolyOne will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes in the Exchange Offer. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

- certificates representing Exchange Notes or notes issued to replace any Outstanding Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

- tendered Outstanding Notes are registered in the name of any person other than the person signing this letter of transmittal; or

- a transfer tax is imposed for any reason other than the exchange of Outstanding Notes according to the Exchange Offer. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, PolyOne will not be required to deliver any Exchange Notes required to be delivered to, or at the direction of, such tendering Holder.

         Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Outstanding Notes listed in this letter of transmittal.

         7. FORM W-9. You must provide the exchange agent with a correct Taxpayer Identification Number ("TIN") for the Holder on the enclosed Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to 30% Federal income tax withholding on certain payments made to the Holders of Exchange Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9. To prove to the exchange agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain a Form W-8 from the exchange agent.

         8. WAIVER OF CONDITIONS. PolyOne may choose, at any time and for any reason, to amend, waive or modify certain of the conditions to the Exchange Offer. The conditions applicable to tenders of Outstanding Notes in the Exchange Offer are described in the prospectus under the heading "The Exchange Offer--Conditions."

         9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If your Outstanding Notes have been mutilated, lost, stolen or destroyed, you should contact the exchange agent at the address listed on the cover page of this document for further instructions.

         10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. If you have questions, need assistance or would like to receive additional copies of the prospectus or this letter of transmittal, you should contact the exchange agent at the address listed in the prospectus. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER.--Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

----------------------------------- ------------------------    ------------------------------ -----------------------
FOR THIS TYPE OF ACCOUNT:           GIVE THE                    FOR THIS TYPE OF ACCOUNT:      GIVE THE EMPLOYER
                                    SOCIAL SECURITY                                            IDENTIFICATION
                                    NUMBER OF--                                                NUMBER OF--
----------------------------------- ------------------------    ------------------------------ -----------------------
1.  An individual's account         The individual              6.  A valid trust, estate,     The legal entity (Do
2.  Two or more individuals         The actual owner of             or pension trust           not furnish the
    (joint account)                 the account or, if                                         identifying number of
                                    combined funds, the                                        the personal
                                    first individual on                                        representative or
                                    the account(1)                                             trustee unless the
3.  Custodian account of a minor    The minor(2)                                               legal entity itself
    (Uniform Gift to Minors Act)                                                               is not designated in
4.  a The usual revocable savings   The grantor-trustee(1)                                     the account title.)(4)
      trust account (grantor is                                 7.  Corporate account          The corporation
      also trustee)                                             8.  Religious, charitable or   The organization
    b So-called trust account       The actual owner(1)             education organization
      that is not a legal or                                        account
      valid trust under State law                               9.  Partnership                The partnership
5.  Sole proprietorship account     The owner(3)                10. Association, club or       The organization
                                                                    other tax exempt
                                                                    organization
                                                                11. A broker or registered     The broker or nominee
                                                                    nominee
                                                                12. Account with the           The public entity
                                                                    Department of
                                                                    Agriculture in the name
                                                                    of a public entity (such
                                                                    as a State or local
                                                                    government, school
                                                                    district or prison) that
                                                                    receives agricultural
                                                                    program payments
----------------------------------- ------------------------    -----------------------------  -----------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

(2)      Circle the minor's name and furnish the minor's Social Security Number.

(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate or pension trust.

         NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER
If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

-  A corporation.
-  A financial institution.
- An organization exempt from tax under Section 501(a), an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
-  The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-  An international organization or any agency or instrumentality thereof.
- A dealer in securities or commodities required to be registered in the United States, the District of Columbia, or a possession of the United States.
-  A real estate investment trust.
- A futures commissions merchant registered with the Commodity Futures Trading Commission.
-  A common trust fund operated by a bank under Section 584(a).
-  An entity registered at all times under the Investment Company Act of 1940.
-  A foreign central bank of issue.
- A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.
Payments of dividends not generally subject to backup withholding include the following:
-  Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
-  Payments made by certain foreign organizations.
- Payments described in Section 404(k) made by an employee stock ownership plan.
Payments of interest not generally subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.
- Payments of tax-exempt interest (including tax-exempt interest dividends under Section 852).
-  Payments described in Section 6049(b)(5) to non-resident aliens.
-  Payments on tax-free covenant bonds under Section 1451.
-  Payments made by certain foreign organizations.
-  Payments of mortgage interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.-- If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                         YOUR TAX CONSULTANT OR THE IRS.

                          (DO NOT WRITE IN SPACE BELOW)


       CERTIFICATE              OUTSTANDING NOTES          OUTSTANDING NOTES
       SURRENDERED                   TENDERED                   ACCEPTED

------------------------   --------------------------   ------------------------

------------------------   --------------------------   ------------------------

------------------------   --------------------------   ------------------------



Delivery Prepared by:
                      ----------------------------

Checked by:
            --------------------------------------

Date:
      --------------------------------------------



















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